Exhibit 99.2

Leading the Way in Electricity SM

Second Quarter 2010

Financial Teleconference

August 5, 2010 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2009 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

August 5, 2010 1 EDISON INTERNATIONAL®

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Second Quarter Earnings Summary

Earnings EPS

($ millions)

Core1

$253 $0.78 $205

$0.62

Q2 09 Q2 10 Q2 09 Q2 10

Basic

$344 $1.05

$(16) $(0.05) Q2 09 Q2 10 Q2 09 Q2 10

Q2 09 Q2 10 Variance

Core EPS1

SCE

$0.61

$0.75

$0.14

EMG

0.19

(0.10)

(0.29)

EIX parent company

(0.02)

(0.03)

(0.01)

and other

Core EPS

$0.78

$0.62

$(0.16)

Non-Core Items

SCE

$0.92

$0.17

$(0.75)

EMG

(1.90)

0.18

2.08

EIX parent company

0.15

0.08

(0.07)

and other

Total Non-Core

$(0.83)

$0.43

$1.26

Basic EPS

$(0.05)

$1.05

$1.10

Diluted EPS

$(0.05)

$1.05

$1.10

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was $(0.01) for the quarter ended June 30, 2010 and zero for the quarter ended June 30, 2009.

August 5, 2010 2 EDISON INTERNATIONAL®

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SCE Second Quarter Highlights

EPS

Q2 09

Q2 10

Variance

Core1

$0.61

$0.75

$0.14

Non-Core Items

Tax settlement

0.92

0.17

(0.75)

Basic EPS

attributable to SCE1

$1.53

$0.92

$(0.61)

Key Core Earnings Drivers

Higher operating revenue $0.10

• Rate base growth

• Operating revenue and other

Higher operating expense (0.05) Higher depreciation (0.06)

Higher AFUDC 0.02 Income taxes and other 0.13

Total $0.14

Recent Developments

• $40 million earnings benefit from implementation of a tax accounting method change related to SCE’s capital investments

• 2012 GRC Notice of Intent submitted July 19, 2010

• SmartConnect™ Program on track with over 1 million meters installed

1 See Use of Non-GAAP Financial Measures in Appendix and First Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

August 5, 2010 3 EDISON INTERNATIONAL®

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EMG Second Quarter Highlights

EPS

Q2 09

Q2 10

Variance

Core1

$0.19

$(0.10)

$(0.29)

Non-Core Items

Tax settlement

(1.88)

0.18

2.06

Discontinued operations

(0.02)

-

0.02

Basic EPS

attributable to EMG1

$(1.71)

$0.08

$1.79

Key Core Earnings Drivers

Merchant coal2

$(0.29)

Renewable projects

0.02

EMMT—trading

0.03

Natural gas projects

(0.01)

Edison Capital3

(0.05)

Corporate expense & other

0.01

Total

$(0.29)

Recent Developments

• The estimated costs to retrofit all of the units to comply with the SO2 portion of CPS is approximately $1.2 billion (in 2010 dollars) no final - decisions have been made on individual units

• Received approval on all SNCR permit applications from Illinois EPA

• Closed Laredo Ridge $140 million financing and began construction

• Additional energy hedges of 4,648 MWh and 408 MWh for 2011 and 2012, respectively

1 See Use of Non-GAAP Financial Measures in Appendix and Second Quarter Earnings Summary slide for reconciliation of core earnings per share to basic earnings per share.

2	Includes impact of unrealized gains of $0.04 in 2009 and unrealized losses of $0.03 in 2010.
3	Includes $0.06 per share gain on sale of Midland Cogeneration Ventures in Q2 2009.

August 5, 2010 4 EDISON INTERNATIONAL®

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Global Tax Settlement

($ millions)

December 31, 2009

SCE

Edison Capital

EIX parent co.

& other

SEC

EIX consolidated1

June 30, 2010

EIX consolidated1

Edison Capital

EIX parent co.

& other

EIX consolidated1

Income Statement2

Overall tax settlement impacts

$306

$(614)

$54

$(254)

$359

$(572)

$97

$(116)

Cash3

Net proceeds from termination

$-

$1,385

$-

$1,385

$-

$1,385

$-

$1,385

of cross-border leases

Taxes settled

875

(1,069)

(149)

(343)

875

(1,322)

(149)

(596)

Estimated future net tax

(payments)/receipts

(229)

(602)

189

(642)

(247)

(342)

201

Cash flow expected over time

$646

$(286)

$40

$400

$628

$(279)

$52

$401

1	Includes all other Edison International consolidated subsidiaries.

2 Includes Q4 09 non-core impact of $5 million for SCE and $14 million for Edison Capital from revised interest costs from the IRS.

3 See the “EIX: Liquidity & Capital Resources-Intercompany Tax-Allocation Agreement” section of the 2009 EIX 10-K for additional information concerning the overall tax settlement with the Internal Revenue Service.

August 5, 2010 5 EDISON INTERNATIONAL®

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Year-to-Date Earnings Summary

Earnings

($ millions)

EPS

Core1

$512 $1.58 $473 $1.44

Q2 09 Q2 10 Q2 09 Q2 10

Basic

$580 $1.77 $234 $0.72 Q2 09 Q2 10 Q2 09 Q2 10

Q2 09

Q2 10

Variance

Core EPS1

SCE

$1.25

$1.38

$0.13

EMG

0.37

0.12

(0.25)

EIX parent company

(0.04)

(0.06)

(0.02)

and other Core EPS

$1.58

$1.44

$(0.14)

Non-Core Items

SCE

$0.92

$0.05

$(0.87)

EMG

(1.93)

0.20

2.13

EIX parent company

0.15

0.08

(0.07)

and other

Total Non-Core

$(0.86)

$0.33

$1.19

Basic EPS

$0.72

$1.77

$1.05

Diluted EPS

$0.72

$1.77

$1.05

1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was $(0.01) for the six months ended June 30, 2010 and zero for the six months ended June 30, 2009.

August 5, 2010 6 EDISON INTERNATIONAL®

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EMG Coal-Fired Fleet

Midwest Generation (Illinois)

- 5,471 MW – Six mid-merit facilities
- Utilizes Powder River Basin (PRB) coal
- Rail under contract through 2011
- Operational statistics

	Q2 09	Q2 10	YTD 09	YTD 10
Total Generation (GWh)	6,808	5,430	13,450	13,642
Forced Outage Rate	5.7%	10.4%	6.4%	8.2%
Capacity Factor	57.1%	45.5%	56.7%	57.5%
Equivalent Availability	78.5%	59.8%	80.6%	72.7%
Load Factor	72.7%	76.2%	70.3%	79.1%

Homer City (Pennsylvania)

- 1,884 MW – Three base-load units
- Utilizes Northern Appalachian (NAPP) coal
- Coal largely sourced locally and delivered by truck
- Operational statistics

	Q2 09	Q2 10	YTD 09	YTD 10
Total Generation (GWh)	3,025	2,289	5,683	5,243
Forced Outage Rate	7.0%	14.1%	9.5%	12.1%
Capacity Factor	73.4%	55.5%	69.3%	63.9%
Equivalent Availability	90.5%	64.5%	83.7%	72.3%
Load Factor	81.1%	86.0%	82.8%	88.4%

All-in Average Realized Prices[1,3]


$49.00
$30.81
$18.19
Q2 09
$52.12
$34.57
$17.55
Q2 10
$52.23
$33.86
$18.37
YTD 09
$47.98
$30.99
$16.99
YTD 10
$52.13
$31.22
$20.91
Q2 09
$61.38
$36.30
$25.08
Q2 10
$56.62
$34.26
$22.36
YTD 09
$60.57
$36.34
$24.23
YTD 10
Average realized gross margin ($/MWh)[2]
Average realized fuel cost ($/MWh)[3]

1 Includes the price of energy, capacity, ancillary services, etc.
2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs.
3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix.

August 5, 2010 7 EDISON INTERNATIONAL®

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EMG Hedge Program Status

June 30, 2010

Remainder of

2010

2011

2012

2013

Midwest Generation1

Total estimated GWh hedged (NI & AEP/Dayton Hubs)

9,835

14,152

2,040

—

Average price ($/MWh)

$42.87

$37.93

$41.37

$—

Coal under contract (millions of tons)2

10.2

11.7

9.8

—

Homer City

Total estimated GWh hedged (West Hub)

2,540

2,428

1,182

—

Average price ($/MWh)

$71.19

$52.15

$51.78

$—

Coal under contract (millions of tons)2

2.5

4.2

1.7

0.5

1 As of June 30, 2010, EMMT had entered into 1.5 billion cubic feet of natural gas futures contracts (equivalent to approximately 255 GWh of energy only contracts using a ratio of

6 MMBtu to 1 MWh) for the Midwest Generation plants to economically hedge energy price risks during 2010 at an equivalent average price of approximately $38.40/MWh.

2 In July 2010, MWG purchased an additional 3.9 million tons for 2011. The amount of coal under contract in tons is calculated based on contracted tons and applying an 8,800 Btu equivalent for the Midwest Generation plants and a 13,000 Btu equivalent for the Homer City facilities.

August 5, 2010 8 EDISON INTERNATIONAL®

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EMG Capacity Sales

June 30, 2010

	Installed Capacity	Unsold Capacity[1]	Capacity Sold	RPM Capacity Sold in Base Residual Auction		Other Capacity Sales, Net of Purchases[2]		Aggregate Average Price
	MW	MW	MW	MW	Price per MW-day[1]	MW	Average Price per MW-day	per MW-day
July 1, 2010 to May 31, 2011								
Midwest Generation	5,477	(548)	4,929	4,929	$174.29	—	—	$174.29
Homer City	1,884	(211)	1,673	1,813	$174.29	(140)	$55.36	$184.24
June 1, 2011 to May 31, 2012								
Midwest Generation	5,477	(495)	4,982	4,582	$110.00	400	$85.00	$107.99
Homer City	1,884	(113)	1,771	1,771	$110.00	—	—	$110.00
June 1, 2012 to May 31, 2013								
Midwest Generation	5,477	(773)	4,704	4,704	$16.46	—	—	$16.46
Homer City	1,884	(148)	1,736	1,736	$133.37	—	—	$133.37
June 1, 2013 to May 31, 2014								
Midwest Generation	5,477	(827)	4,650	4,650	$27.73	—	—	$27.73
Homer City	1,884	(104)	1,780	1,780	$226.15	—	—	$221.30[3]

1 Capacity not sold arises from: (1) capacity retained to meet forced outages under the RPM auction guidelines, and (2) capacity that PJM does not purchase at the clearing price resulting from the auction.

2 Other capacity sales and purchases, net includes contracts executed in advance of the RPM base residual auction to hedge the price risk related to such auction, participation in RPM incremental auctions, and other capacity transactions entered into to manage capacity risks.

3 Includes a 100 MW capacity swap transaction executed prior to the base residual auction at $135 MW-day.

August 5, 2010 9 EDISON INTERNATIONAL®

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EMG Wind Energy Business

Portfolio & Development Pipeline[1]

- 24 projects in service (1,185 MW)
- 4 projects under construction (600 MW)
- 27 projects in development pipeline (3,400 MW)

Wind Turbine Commitments/Inventory[1]

- 102 MW available for new projects at June 30, 2010

Recent Activities[1]

- April 2010, received $92 million of U.S. Treasury grants for Phase II of Goat Wind and High Lonesome wind projects
- July 2010, completed $140 million non-recourse financing for Laredo Ridge

Estimated Capital Expenditures to Complete Wind Projects at June 30, 2010 ($ millions)

	MW	Total	Prior Spend	Investment to Complete	Sources[3]
Projects under construction	600	$1,363	$868	$495	$787
Turbine commitments/inventory[2]	102	106	21	85	—
Total	**702**	**$1,469**	**$889**	**$580**	**$787**

1 Data as of June 30, 2010 except construction as of July 31, 2010. Projects reflect EMG ownership share. Development pipeline includes projects owned or under exclusive agreements.

2 Amounts exclude balance of plant costs for 102 MW available for new projects, which would be an additional $75 million to $120 million based on typical project costs. Also excludes 199 MW of turbines under EME's supply agreement with Mitsubishi Power Systems Americas, Inc., which is under legal dispute. Remaining payment subject to dispute under this agreement is $289 million.

3 Includes bank/vendor financing of $410 million ($200 million Big Sky; $70 million Cedro Hill; $140 Laredo Ridge) and $377 million of U.S. Treasury Grants (anticipated in 2011 based on estimated construction costs and anticipated commercial operating dates).

August 5, 2010 10 EDISON INTERNATIONAL®

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EMG Capital Expenditures

June 30, 2010
($ millions)

	2009	2010	2011	2012
Midwest Generation				
Plant capital expenditures	$54	$78	$79	$10
Environmental expenditures[1]	24	107	145	78
Homer City				
Plant capital expenditures	19	21	52	24
Environmental expenditures	7	1	3	22
Renewable Projects				
Capital & construction[3]	171	727	—	—
Turbine commitments[2,3]	265	3	85	—
Other capital expenditures	8	21	17	9
Total	**$548**	**$958**	**$381**	**$143**

1 Environmental expenditures include $158 million expenditures related to SNCR equipment in 2010 and 2011 and $156 million during the remainder of 2010 to 2012 to retrofit initial units using dry scrubbing with sodium-based sorbents to comply with CPS requirements for SO_2 emissions. The estimated costs to retrofit all of the units to comply with the SO_2 portion of CPS is approximately $1.2 billion (in 2010 dollars) – no final decisions have been made on individual units.

2 Turbine commitment figures exclude $289 million, which is subject to dispute under provisions in one of the turbine supply agreements. In March 2010, EME filed a breach of contract complaint against turbine supplier.

3 Amounts exclude balance of project costs for 102 MW available for new projects, which would be an additional $75 million to $120 million based on typical project costs.

August 5, 2010 11 EDISON INTERNATIONAL®

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2010 Earnings Guidance

	Prior 2010 Earnings Guidance as of 5/7/10			Updated 2010 Earnings Guidance as of 8/5/10		
	Low	Mid	High	Low	Mid	High
EIX core earnings per share[1]	**$3.15**	**$3.30**	**$3.45**	**$3.15**	**$3.30**	**$3.45**
Non-core items						
SCE – tax impact of health care legislation		(0.12)			(0.12)	
Tax settlement		—			0.43	
EMG – discontinued operations		0.02			0.02	
Total non-core items		(0.10)			0.33	
EIX basic earnings per share	**$3.05**	**$3.20**	**$3.35**	**$3.48**	**$3.63**	**$3.78**
Midpoint of core guidance by key business element						
SCE		$2.80			$2.80	
EMG		0.62			0.62	
EIX parent company and other[1]		(0.12)			(0.12)	
Total		**$3.30**			**$3.30**	

Assumptions

Southern California Edison

- Average rate base $16.2 billion
- Approved capital structure
  - 48% equity, 11.5% ROE
- Potential energy efficiency earnings of $0.05 per share included

Edison Mission Group

- Forward hedge position and prices as of June 30, 2010
- EMMT pre-tax trading margin of $60-$110 million

Other

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes future discontinued operations and other non-core items

1 See Use of Non-GAAP Financial Measures in Appendix. Expected 2010 impact of participating securities is $(0.01) per share and is included in EIX parent company and other.

August 5, 2010 12 EDISON INTERNATIONAL®

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Appendix

August 5, 2010 13 EDISON INTERNATIONAL®

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Updates Since Our Last Presentation

• Q2 10 results and standard information

• Global Tax Settlement (p. 5)

• EMG estimated capital costs for MWG SO2 compliance program (pp. 4 & 11)

• 2010 Earnings Guidance (p. 12)

• SCE 2012 General Rate Case (submittal of Notice of Intent) (pp. 35-36)

• SCE Regulatory Key Events (p. 37)

August 5, 2010 14 EDISON INTERNATIONAL®

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Delivering Superior and Sustained Value

Edison International

• A diversified and flexible platform best positions EIX in an industry undergoing unprecedented change

• Leverage regulated and competitive businesses

• Positioned for long-term earnings and dividend growth

Southern California Edison

• Balance electric reliability, rates and public policy needs to assure long-term sustainable growth

• Focus on grid reliability and transmission investments

• Establish foundation for technology investments

• Decoupled regulatory model mitigates demand and fuel cost risks

Edison Mission Group

• Achieve durable coal fleet environmental solutions

• Effectively manage merchant coal margins

• Develop wind projects for existing turbine commitments

• Emphasize liquidity management

Our key operating principles emphasize financial discipline, superior execution and innovative solutions to the challenges of today and tomorrow

August 5, 2010 15 EDISON INTERNATIONAL®

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Financing Strategies for 2010-2012

Southern California Edison

• Authorized capital structure

48% equity at 11.5% ROE

43% long-term debt

9% preferred stock

• Periodic debt and preferred capital market transactions

• Retain cash from operations to support balanced capital structure

Edison Mission Group

• Current wind construction program funded by non-recourse project debt and U.S. Treasury cash grants

• Balance of capital program funded by operating cash flow and existing liquidity

• No distributions to Edison International

Dividend Policy

• Target payout ratio is 45-55% of SCE earnings

• Depending upon dividends from SCE, EIX may utilize borrowings under its credit facility to fund dividends and holding company costs

August 5, 2010 16 EDISON INTERNATIONAL®

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The Next Ten Years

The electric power business has the potential to change more in the next 10 years than it did in the last 100.

Drivers

Reducing Emissions

Renewable Energy

Electric Vehicles

Smart Grid & Infrastructure

Service & Reliability

Measuring Success

Customer Satisfaction

Enhanced Shareholder Value

August 5, 2010 17 EDISON INTERNATIONAL®

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Liquidity Profile

June 30, 2010 ($ millions)

EMG

EME

Edison

EIX

&

Capital

parent co.

Sources

SCE

Subs

& other1

& other

Credit Facility

$2,894

$1,100

$-

$1,426

Credit Facility (availability)2

$2,668

$961

$-

$1,211

Cash & short-term investments

91

707

41

36

Available Liquidity

$2,759

$1,668

$41

$1,247

1	Edison Capital & other includes Mission Energy Holding Company and other EMG subsidiaries.

2 Excludes the unused and/or unfunded commitments of subsidiaries of Lehman Brothers Holdings of $36 million for EMG. In June 2009, SCE and EIX amended their credit facilities to remove a subsidiary of Lehman Brothers Holding as a lender.

August 5, 2010 18 EDISON INTERNATIONAL®

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Debt Maturity Profiles

June 30, 2010 ($ millions)

Debt Profile

2010

2011

2012

2013

Short- and Long-Term Debt Maturities

SCE

$215

$—

$—

$—

EMG1

23

109

49

555

EIX

215

—

—

—

Expiration of Credit Facilities

SCE2

$—

$—

$—

$2,894

EME

—

—

600

—

MWG

—

—

500

—

EIX2

—

—

—

1,426

1 Cedro Hill construction loan ($65 million, included in 2011) converts to long-term financing subject to meeting specific provisions.

2 $98 million of SCE commitments and $47 million of the EIX commitments mature in 2012.

August 5, 2010 19 EDISON INTERNATIONAL®

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EMG Debt Covenant Status

Statusat

12/31/09

3/31/10

6/30/10

EME Credit Facility

Funds Flow Available for Interest Ratio

1.72

1.99

1.72

Covenant threshold (not less than)

1.20

1.20

1.20

Corporate-Debt-to-Capital Ratio

0.54

0.53

0.53

Covenant threshold (not more than)

0.75

0.75

0.75

Midwest Generation Credit Facility

Debt to Capitalization Ratio

0.18

0.16

0.16

Covenant threshold (less than or equal to)

0.60

0.60

0.60

Homer City Lease Agreement

Senior Rent Service Coverage Ratio

2.96

3.10

2.53

Covenant Threshold (greater than)

1.70

1.70

1.70

August 5, 2010 20 EDISON INTERNATIONAL®

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SCE Appendix

August 5, 2010 21 EDISON INTERNATIONAL®

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SCE Highlights

• One of the nation’s largest electric utilities

Over 13 million residents in service territory

4.9 million customer accounts

50,000 square-mile service area

Over 110,000 miles of distribution and transmission lines

• 8-11% five-year average annual rate base growth driven by $18 billion—$21.5 billion capital program

System reliability investments

Smart grid technology

California Renewable Portfolio Standard

August 5, 2010 22 EDISON INTERNATIONAL®

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SCE Constructive Environment

Element

• Forward-looking rate-making

• Multi-year cost-of-capital mechanism

• Decoupling of regulated revenues from sales

• Reliable electric system

• Advance approval of annual procurement plans

• Procurement trigger mechanism

• FERC transmission incentives

Benefits to Customers and Investors

Three-year process allows planning of capex and operating costs

Through 2012, return-on-common equity tied to trigger mechanism based on Moody’s Baa Utility Bond Index; current rate is 11.5% Allows utility to promote energy conservation; stabilizes revenues during economic cycles

State regulatory actions supportive of reliable electric system; significant infrastructure replacement program

Upfront prudency review of utility procurement plan

Pre-established mechanism to adjust procurement rates should costs rise or fall significantly

Return on common equity adders, construction work in progress in rate base and abandoned plant treatment (if needed)

Regulatory framework supports growth and reliability needs

August 5, 2010 23 EDISON INTERNATIONAL®

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SCE Capital Investment Forecast

($ billions)

$4.6

$4.4

$4.3

$4.0

$4.2

$2.9

2009

2010

2011

2012

2013

2014

Total

Forecast

$4.0

$4.4

$4.6

$4.3

$4.2

$21.5

Range1

$3.3

$3.7

$3.9

$3.6

$3.5

$18.0

Forecast By Classification

$

%

1.0

4

1.1

5

3.0

14

5.5

26

10.9

51

21.5

100

2009

CPUC Rate Case

22

2012

CPUC Rate Case

41

Other CPUC

11

26

Total

100

By Proceeding %

1 Forecast includes 2009 CPUC GRC & FERC Decisions and currently forecasted 2010-2014 FERC and 2012-2014 CPUC capital spending, subject to timely receipt of permitting, licensing and regulatory approvals. Forecast range reflects a 16.5% potential variability to annual investment levels related to execution risk, scope change, delays, regulatory constraints and other contingencies.

August 5, 2010 24 EDISON INTERNATIONAL®

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SCE Rate Base Forecast

($ billions)

$25.2

$23.0

$20.8

$18.1

$16.2

$14.8

2009 2010 2011 2012 2013 2014

							5-Yr
							CAGR2
Forecast	$14.8	$16.2	$18.1	$20.8	$23.0	$25.2	11%
Range1		$15.8	$17.2	$19.0	$20.5	$22.2	8%

1 Forecast includes: (1) 2009 CPUC GRC & FERC Decisions; (2) currently forecasted 2010-2014 FERC and 2012-2014 CPUC rate base, subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; (4) estimated impact of accelerated depreciation of the Economic Stimulus Act of 2009; and (5) CPUC approved solar rooftop program. Rate Base forecast range reflects capital spending forecast range from SCE Capital Investment Forecast.

2 Earnings per share growth rate may vary depending on the level of financing and other activities.

August 5, 2010 25 EDISON INTERNATIONAL®

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SCE Transmission Investment Program

2010-2014

Project Name

Phase

In-Service ($ millions)1

Tehachapi Segment 3-112

Complete/Construction

2009-2015

$1,742

Devers-Colorado River Project

Licensing

2013

658

Eldorado-Ivanpah

Licensing

2013

469

San Joaquin Cross Valley Loop

Licensing

2012

128

Alberhill

Licensing

2014

171

Other Projects3

Various

Various

2,375

Grand Total

$5,543

San Joaquin Cross Valley Loop

Rector SCE Highwind Service Whirlwind WindhubTerritory

Antelope Eldorado

Santa Clarita Palmdale Ivanpah

Vincent

Pardee Devers Mira Loma

Los Angeles Santa

Ana Valley PalmSprings Colorado River Alberhill

San Diego

San Diego

DCR 500kV Tehachapi Segments 1-3 500kV Alberhill Tehachapi Segments 4-11 500kV Eldorado Ivanpah San Joaquin Cross Valley Loop Existing Substation

Transmission investment needed to strengthen system reliability and increase access to renewable energy

1	FERC jurisdictional assets only. Subject to timely receipt of permitting, licensing and regulatory approvals.

2 A portion of Segment 3 was ready for service in 2009. The remainder is under construction and will be placed in service under a phased approach from 2011 through 2013.

3 Includes new transmission projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement and grid monitoring and control.

August 5, 2010 26 EDISON INTERNATIONAL®

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SCE Distribution Investment Program

• Distribution investments required to meet customer growth, load growth, infrastructure needs, information technology and related general plant

• Demonstrated operational capability to execute infrastructure replacement programs

• Slower economy, resulting in less customer growth, allows for increased infrastructure replacement investment

• Smart Grid technology to provide increasing investment options

2010 - 2014

Investment in Distribution Assets $10.9 Billion

Other2

Load Growth General Plant1

New Service Connections

Infrastructure Replacement

1 Includes information technology, facilities/buildings, corporate center, etc.

2 Includes underground conversions, customer requests/relocations, claims, etc.

August 5, 2010 27 EDISON INTERNATIONAL®

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SCE SONGS Steam Generator Replacement

• Total approved investment of $630 million

$270 million remaining investment in 2010 and 2011

• Unit 2 generators installed in December 2009, on-line April 2010

• Unit 3 installation planned for Q4 2010

2009

2010

2011

Q4

Q1

Q2

Q3

Q4

Q1

Unit 2 Steam Generator

Unit

3 Steam Generator

Replacement and refueling

Replacement

outage

August 5, 2010 28 EDISON INTERNATIONAL®

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SCE Solar Photovoltaic Program

• SCE authorized to build 250 MW and contract for 250 MW1

1-2 MW average project - primarily on commercial rooftops

• Master Supply Agreements in place for all major components

• Projected 42 MW of SCE-owned solar installed and 8 MW in construction by year-end 2010

• Annual Requests for Offers (RFOs) to procure 250 MW, under 20-year PPAs

RFO issued in March 2010

Executed 36 solar PV contracts for 60 MW (DC) in July 2010

Online dates for majority of PPA’s anticipated in 2011 and 2012

2009

2010

2011

2012

2013

2014

CPUC approval

60 MW awarded

Various sites in construction (future)

June 2009

July 2010

1 CPUC decision received June 2009 authorized SCE to construct up to 250 MW for a cost of $1 billion, and ordered SCE to procure up to 250 MW from independent solar producers.

August 5, 2010 29 EDISON INTERNATIONAL®

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SCE SmartConnect^{TM} Program

- Five million electric meters to be replaced with "smart" meters from 2009 through 2012
- Total approved project: $1.6 billion ($1.25 billion capital)
- Implementation expected to:
  - Provide all residential and small commercial customers access to detailed energy use and cost information and new dynamic pricing programs
  - Promote energy efficiency benefits, potentially reducing as much as 1,000 MW of peak demand
  - Avoid GHG emissions up to 365,000 metric tons per year
  - Provide capability to integrate homes with the utility circuit framework



2008	2009	2010	2011	2012
August 2008 program approved by CPUC	September 2009 deployment launch	Over 1.0 million meters installed project-to-date, automated service switching and dynamic rate options	Enhanced information and services on SCE.com website outage information	100% meter deployment; automated service switching enhancement, advanced load control system, Smart Thermostat programs, and device registration for Home Area Network devices

August 5, 2010 30 EDISON INTERNATIONAL®

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California Renewable Policy

• Governor Schwarzenegger’s executive order advances renewable energy goals from 20% to 33%

• California Air Resources Board (CARB) actions

Final regulation postponed until September 2010

Likely targets: 20% in 2013; 24% in 2016; 28% in 2018; 33% in 2020

• Policy debates in both forums center around

Use of out-of-state resources

Compliance flexibility around targets

Cost impacts for customers

Applicability to Municipal utilities and other retail electricity providers

SCE is taking a proactive approach towards environmental stewardship policy formulation

August 5, 2010 31 EDISON INTERNATIONAL®

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SCE Renewable Portfolio

SCE 2010 20% Renewable Energy Goal

Contracts are in place to meet 20% of customers’ energy requirement with renewable resources, but a portion of energy delivery may be delayed in 2010 due to transmission constraints. SCE expects to meet the 2010 goal with flexible compliance that allows banking and earmarking of past and future renewable energy surplus.

Renewable Resources

(billion kWh)

Small Hydro 4% Solar 6% Biomass 7%

Geothermal 57% Wind 26%

89% Increa se

28.2

13.6

14.9

10%

2009

2010

2020

20% RPS

Potential

(forecast)

33% RPS

(forecast)

SCE Renewable Resource % of Total Delivered Portfolio 17% 19+%

August 5, 2010 32 EDISON INTERNATIONAL®

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SCE Cost of Capital Mechanism

Moody's Baa Utility Index - 12-month moving average and spot rate through 7/30/10[1]


Spot rate[1]
Average from beginning of measurement period
Rate (%)
10
9
8
7
6
5
4
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10

- In 2008, CPUC approved multi-year cost of capital mechanism through 2010 with authorized return on equity (ROE) at 11.5%
  - In 2009, the CPUC extended the mechanism through 2012
- Cost of Capital mechanism allows for indexed changes in SCE's authorized ROE
  - Triggers based on 12-month average of Moody's Baa utility bond index, measured in September of each year
  - If index exceeds a 1% deadband from starting index value of 6.26%, ROE changes by half the difference
- As of July 2010, index is averaging 6.15%
  - At September 2010, index must exceed 7.26% or be below 5.26% to trigger ROE change
  - If not triggered, SCE's authorized ROE for 2011 will continue at 11.5%

1 Spot rate is daily yield on Moody's Baa Utility Bond Index and the Measurement Period Average is the average of the monthly yields on the index beginning with the first month of the measurement period.

August 5, 2010 33 EDISON INTERNATIONAL®

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SCE Rates and Bills Comparison

2008 Average Residential Rates1 (¢/kWh)

15.0

11.6

30% Higher

U.S. Average SCE

2008 Average Residential Bills1 ($ per Month)

100

90

9% Lower

U.S. Average SCE

Key Factors

• SCE’s residential rates are above national average due, in part, to cleaner fuel mix

Costs for renewables are higher than high carbon sources

• However, average monthly residential bills are lower than national average, with high rate levels offset by significantly lower average customer usage

Residential usage is 30% lower than national average, due to a combination of factors including relatively mild climate and higher efficiency building standards

1	EIA’s 2008 Electric Sales, Revenue, and Average Price Data.

August 5, 2010 34 EDISON INTERNATIONAL®

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SCE 2012 CPUC General Rate Case

• Notice of Intent submitted July 19

• GRC sets base revenue requirement for 2012 – 2014

Primarily covers SCE’s generation and distribution functions

Includes Solar Photovoltaic (PV) program beginning in 2012 and SmartConnect™ beginning in 2013

Excludes fuel and purchased power costs

Excludes cost of capital (separate proceeding) and FERC jurisdictional transmission

• 2012 revenue requirement request of $6.3 billion

$903 million increase over present rate revenues – increase of 7.9% on total revenues

Post test year1 request increase of $305 million in 2013, followed by an increase of $542 million in 2014

• 2012 – 2014 revenue requirement increase driven by

System reliability – critical need for sustained infrastructure replacement program

System expansion to accommodate load growth

O&M expense primarily for capital-related projects, information technology, insurance and pensions

1	Attrition adjustment.

August 5, 2010 35 EDISON INTERNATIONAL®

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SCE 2012 CPUC GRC Projected Schedule

• 2012 GRC application forecast to be filed in late November 2010

• Final Decision expected in December 2011

2010

2011

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

July 19

GRC

July 16-August 2

Final

Notice of

Application

Opening and

Decision

Intent

Filed

Reply Briefs

June 1-16

ALJ Proposed

Evidentiary

Decision

Hearings

August 5, 2010 36 EDISON INTERNATIONAL®

Leading the Way in Electricity℠

SCE Regulatory Key Events

	Case Number	Date of Filing	Status	Next Milestone
2010 FERC Rate Case	ER09-1534	07/31/09	September 2009, FERC accepted SCE's proposed 2010 base transmission rates and made them effective March 1, 2010, subject to refund.	Hearings begin December 1, 2010 ALJ order is expected in April 2011.
Tehachapi Transmission	A. 07-06-031	06/28/07	December 2009, Certificate of Public Convenience and Necessity (CPCN) granted by CPUC (D. 09-12-044).	Record of Decision from U.S. Forest Service expected by Q4 2010.
DCR Transmission	A. 05-04-015	04/11/05	November 2009, the CPUC approved construction, subject to CAISO approval.	CAISO approval is expected in Q4 2010. Record of Decision expected from Bureau of Land Management in Q4 2010.
Eldorado-Ivanpah Transmission	A. 09-05-027	05/28/09	April 2010, the CPUC issued a Draft EIR. With regard to rate incentives, FERC approval is still conditioned upon CAISO approval and a finding that the project ensures reliability or reduces the cost of delivered power.	Final EIR expected from CPUC by Q4 2010.
Alberhill	A. 09-09-022	09/30/09	Permit to Construct (PTC) filed September 2009 and converted to CPCN filing March 2010.	Draft EIR expected from CPUC in Q4 2010.
San Joaquin Cross Valley Loop	A. 08-05-039	05/30/08	May 2010, the CPUC released a Proposed Decision as well as an Alternate Proposed Decision.	Final Decision is expected by Q4 2010.

August 5, 2010

37

EDISON INTERNATIONAL®

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EMG Appendix

August 5, 2010 38 EDISON INTERNATIONAL®

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EMG Business Platform

June 30, 2010

Operating Platform1

MW

%

Coal

7,395

74

Natural Gas

1,269

13

Wind

1,185

12

Other

153

1

Total

10,002

100

Wind Development Pipeline

MW

Pipeline2

~3,400

Under Construction

600

Thermal Pipeline

Natural Gas3

479

145

141

1,884

53

145

67

5,471

19

305

40

964

190

114

311

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown.

2	Owned or under exclusive agreement.

3 Deliveries under the power sales agreement are expected to commence in 2013. Construction will be unable to begin until the legal challenges to the Priority Reserve emission credits are resolved or another source of credits for the project is identified.

August 5, 2010 39 EDISON INTERNATIONAL®

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EMG – Illinois Compliance Agreement Timeline

Compliance Deadlines and Estimated Construction Timelines1

2010

2011

2012

2013

2014

2015

2016

2017

2018 2019

Mercury

Waukegan 7

Will County 3

0.008 or 90% reduction

Compliance deadlines and rates (lb/GWh)

Construction timelines

NOx

0.11

Compliance deadlines and rates (lb/mmbtu)

Construction timelines

SO2

Waukegan 7

Crawford 7,

Compliance deadlines and rates (lb/mmbtu)

0.44

Waukegan 8

Joliet,

0.41

Fisk

Powerton,

0.28

0.195

Crawford 8

Will

0.15

County

0.13

0.11

Construction timelines

Compliance scenario and capital requirements to be determined

NOx

SO2

Mercury

Unit-specific technology requirements

Fleet-wide average emission rate requirements

Capital spending period

1 Simplified summary of key compliance deadlines and estimated construction timelines. No decision has been made on SO2 or further mercury compliance approach and estimated capital costs. Unit-specific deadlines as of December 31 of the calendar year shown. SO2 unit-specific deadlines apply to Unit 19 at Fisk, Units 7 and 8 at Waukegan, Units 7 and 8 at Crawford, Units 6, 7 and 8 at Joliet, Units 5 and 6 at Powerton and Units 3 and 4 at Will County.

August 5, 2010 40 EDISON INTERNATIONAL®

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Edison Mission Marketing & Trading (EMMT)

• Markets energy and capacity of merchant generation fleet

• Manages gross margin by hedging power- related risks such as forward electricity prices

Typically a rolling 12 to 24 month hedging program

Target approximately 50% of gross margin at risk for prompt year with lesser percentages hedged in out years

• Proprietary trading in markets where it is active in merchant generation

Primarily transmission-related transactions

Largely in eastern markets

• Controls on types and sizes of exposures

VaR; CFaR; stress and scenario testing; volumetric, duration, and credit limits

EMMT Trading Revenue ($ millions, pre-tax)

$195

$164

$143

$130

$78

$49

2005

2006

2007

2008

2009

$195

$164

$143

$130

$78

$49

2005

2006

2007

2008

2009

YTD 2010

YTD 2010

August 5, 2010 41 EDISON INTERNATIONAL®

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EMG Comparative Operating Statistics

	Q2 09	Q2 10	Fav./(Unfav.) Variance	%	YTD 09	YTD 10	Fav./(Unfav.) Variance	%
Midwest Generation								
Generation (in GWh)								
Energy only contracts	6,361	5,430			12,117	13,642		
Load requirement services contracts	447	—			1,333	—		
Total	6,808	5,430	(1,378)	20%	13,450	13,642	192	1%
Performance								
Equivalent availability	78.5%	59.8%	-18.7%		80.6%	72.7%	-7.9%	
Forced outage rate	5.7%	10.4%	-4.7%		6.4%	8.2%	-1.8%	
Pricing Information								
Average realized energy price ($/MWh)								
Energy only contracts	$41.38	$41.50	$0.12	0%	$44.41	$40.31	$(4.10)	-9%
Load requirement services contracts	$62.47	$—	$(62.47)	0%	$62.52	$—	$(62.52)	0%
Average cost of fuel ($/MWh)	$18.19	$17.55	$(0.64)	-4%	$18.37	$16.99	$(1.38)	-8%
Flat energy price – NI Hub ($/MWh)	$26.11	$32.35	$6.24	24%	$30.08	$33.44	$3.36	11%
Homer City								
Generation (in GWh)	3,025	2,289	(736)	-24%	5,683	5,243	(440)	-8%
Performance								
Equivalent availability	90.5%	64.5%	-26.0%		83.7%	72.3%	-11.4%	
Forced outage rate	7.0%	14.1%	-7.1%		9.5%	12.1%	-2.6%	
Pricing Information								
Average realized energy price ($/MWh)	$46.24	$48.78	$2.54	5%	$51.29	$49.57	$(1.72)	-3%
Average cost of fuel ($/MWh)	$20.91	$25.08	$(4.17)	-20%	$22.36	$24.23	$(1.87)	-8%
Flat energy price – PJM West Hub ($/MWh)	$33.71	$43.23	$9.52	28%	$41.40	$43.88	$2.48	6%
Flat energy price – HC Busbar ($/MWh)	$31.30	$37.23	$5.93	19%	$38.01	$38.28	$0.27	1%
Flat energy price – basis (PJM West Hub – HC Busbar)	$2.41	$6.00	$3.59		$3.39	$5.60	$2.21	

August 5, 2010 42 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Shareholder Value Proposition

• Dual platform operating across the full spectrum of the electricity industry

• Southern California Edison

Among the best domestic electric utility growth platforms

Supportive regulatory framework

Leadership in renewable energy, energy efficiency, electric vehicles and smart grid development

• Edison Mission Group

See real equity value in the portfolio

Working coal fleet environmental compliance issues

Current wind construction program is self-funding

• Commitment to long-term shareholder value creation

• Incentive compensation and stock ownership guidelines consistent with shareholder interests

• Edison people committed to excellence in safety and customer service

August 5, 2010 43 EDISON INTERNATIONAL®

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EMG – Adjusted EBITDA

June 30, 2010 ($ millions)

Reconciliation to Earnings1

Q2 09

Q2 10

YTD 09

YTD 10

Earnings

$(558)

$27

$(510)

$104

Addback (Deduct):

Discontinued operations

7

(1)

4

(8)

Income from continuing operations

(551)

26

(506)

96

Interest expense

75

66

152

133

Interest income

(6)

(4)

(12)

(7)

Income taxes

(275)

(111)

(270)

(86)

Depreciation and amortization

58

60

114

120

EBITDA2

(699)

37

(522)

256

Production tax credits

14

19

30

33

Addback:

Lease termination & other

867

2

885

7

Adjusted EBITDA

$182

$58

$393

$296

1	Earnings refer to net income attributable to Edison Mission Group.
2	See Use of Non-GAAP Financial Measures in Appendix for additional information on EBITDA and Adjusted EBITDA.

August 5, 2010 44 EDISON INTERNATIONAL®

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Earnings Non-GAAP Reconciliations

($ millions)

Reconciliation of EIX Core Earnings to EIX Basic Earnings

Earnings

Attributable to Edison International

Q2 09

Q2 10

YTD 09

YTD 10

Core Earnings1

SCE

$199

$248

$407

$451

EMG

61

(32)

118

38

EIX parent company and other

(7)

(11)

(13)

(16)

EIX core earnings

253

205

512

473

Non-core items

SCE – tax settlement and health care legislation

300

53

300

14

EMG – tax settlement2

(612)

58

(624)

58

EIX – tax settlement

50

27

50

27

EMG – discontinued operations

(7)

1

(4)

8

Total non-core items

(269)

139

(278)

107

EIX Basic Earnings

$(16)

$344

$234

$580

1	See Use of Non-GAAP Financial Measures in Appendix.
2	2010 amounts do not include estimated interest netting detriment to be recorded in Q3 2010.

August 5, 2010 45 EDISON INTERNATIONAL®

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SCE Results of Operations (Second Quarter)

($ millions)

	Three Months Ended June 30, 2009			Three Months Ended June 30, 2010
		Utility			Utility
	Utility	Cost-		Utility	Cost-
	Earning	Recovery	Total	Earning	Recovery	Total
	Activities Activities Consolidated			Activities	Activities Consolidated
Operating Revenue	$1,253	$1,020	$2,273	$1,308	$939	$2,247
Fuel and purchased power	—	739	739	—	706	706
Operation and maintenance	516	246	762	537	218	755
Depreciation, decommissioningand amortization	275	14	289	306	14	320
Property and other taxes	61	(1)	60	61	1	62
Total operating expenses	852	998	1,850	904	939	1,843
Operating income	401	22	423	404	—	404
Net interest expense and other	(87)	—	(87)	(85)	—	(85)
Income before income taxes	314	22	336	319	—	319
Income tax expense (benefit)	(198)	—	(198)	5	—	5
Net income	512	22	534	314	—	314
Net income attributable to noncontrollinginterest	—	22	22	—	—	—
Dividends on preferred and preferencestock not subject to mandatory redemption	13	—	13	13	—	13
Net income available for common stock	$499	$—	$499	$301	$—	$301
Core Earnings			$199			$248
Non-Core Earnings1:
Tax settlement			300			53
Total SCE GAAP Earnings			$499			$301
1	See Use of Non-GAAP Financial Measures in Appendix.

August 5, 2010 46 EDISON INTERNATIONAL®

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SCE Results of Operations (Year-To-Date)

($ millions)

	Six Months Ended June 30, 2009			Six Months Ended June 30, 2010		
	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated	Utility Earning Activities	Utility Cost-Recovery Activities	Total Consolidated
Operating Revenue	$2,457	$2,005	$4,462	$2,573	$1,833	$4,406
Fuel and purchased power	—	1,480	1,480	—	1,395	1,395
Operation and maintenance	958	462	1,420	1,057	411	1,468
Depreciation, decommissioning and amortization	548	26	574	605	24	629
Property and other taxes	127	(1)	126	129	1	130
Total operating expenses	1,633	1,967	3,600	1,791	1,831	3,622
Operating income	824	38	862	782	2	784
Net interest expense and other	(169)	(4)	(173)	(157)	(2)	(159)
Income before income taxes	655	34	689	625	—	625
Income tax expense (benefit)	(77)	—	(77)	134	—	134
Net income	732	34	766	491	—	491
Net income attributable to noncontrolling interest	—	34	34	—	—	—
Dividends on preferred and preference stock not subject to mandatory redemption	25	—	25	26	—	26
Net income available for common stock	$707	$—	$707	$465	$—	$465
Core Earnings			$407			$451
Non-Core Earnings[1]:						
Tax settlement and tax impact of health care legislation			300			14
Total SCE GAAP Earnings			$707			$465

1 See Use of Non-GAAP Financial Measures in Appendix.

August 5, 2010 47 EDISON INTERNATIONAL®

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EMG Adjusted Operating Income

($ millions)

	Three Months Ended June 30, 2009	Three Months Ended June 30, 2010	Six Months Ended June 30, 2009	Six Months Ended June 30, 2010
Midwest Generation plants	$74	$(39)	$188	$48
Homer City facilities	47	—	83	37
Renewable energy projects	11	19	37	29
Energy trading	17	31	27	78
Big 4 projects	11	12	17	16
Sunrise	6	7	1	3
Doga	8	—	8	15
March Point	1	—	3	17
Westside projects	—	—	3	1
Leveraged lease income	1	1	12	2
Lease termination and other	(867)	—	(889)	(3)
Other operating income (expense)	(1)	5	(5)	10
	(692)	36	(515)	253
Corporate administrative and general	(47)	(36)	(84)	(74)
Corporate depreciation and amortization	(4)	(4)	(7)	(8)
Adjusted Operating Income	$(743)	$(4)	$(606)	$171
Reconciliation of EMG Adjusted Operating Income (AOI) to Operating Income[1]				
AOI	$(743)	$(4)	$(606)	$171
Less:				
Equity in earnings (losses) of unconsolidated affiliates	17	20	15	39
Dividend income from projects	8	2	10	18
Production tax credits	14	19	30	33
Other income, net	(3)	(1)	(2)	1
Operating income	$(779)	$(44)	$(659)	$80

1 See Use of Non-GAAP Financial Measures in Appendix.

August 5, 2010 48 EDISON INTERNATIONAL®

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EMG Other Non-GAAP Reconciliations

($ millions)

Reconciliation of Midwest Generation and Homer City Operating Revenues and Fuel Costs

to All-in Average Realized Price/MWh and Average Realized Fuel Cost/MWh

Midwest Generation

Homer City

Q2 09

Q2 10

YTD 09

YTD 10

Q2 09

Q2 10

YTD 09

YTD 10

Generation (GWh)

6,808

5,430

13,450

13,642

3,025

2,289

5,683

5,243

Operating revenues

$340

$281

$724

$660

$161

$129

$326

$304

Less: Unrealized (gains) losses

(5)

3

(20)

(4)

(5)

12

(5)

14

Other revenues

(1)

(1)

(1)

(1)

2

—

1

—

Realized revenues

$334

$283

$703

$655

$158

$141

$322

$318

All-in average realized price/MWh

$49.00

$52.12

$52.23

$47.98

$52.13

$61.38

$56.62

$60.57

Fuel expenses

$110

$98

$233

$239

$63

$57

$127

$127

Less: Unrealized gains (losses)

14

(2)

14

(7)

—

—

—

—

Realized fuel expenses

$124

$96

$247

$232

$63

$57

$127

$127

Average realized fuel cost/MWh

$18.19

$17.55

$18.37

$16.99

$20.91

$25.08

$22.36

$24.23

August 5, 2010 49 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the management United States uses and represent core earnings the company’s and EPS by earnings principal as operating reported subsidiary to the Securities internally and for Exchange financial Commission. planning and Our for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook, to facilitate the company’s performance from period to period.

Core and core earnings earnings is a per Non share -GAAP are financial defined measure as GAAP and earnings may not and be GAAP comparable earnings to per those share of other excluding companies. income Core or loss earnings from discontinued operations and income or loss from significant discrete items that management does not consider representative to the common of shareholders ongoing earnings. of each GAAP subsidiary earnings and refer Edison to International net income attributable GAAP earnings to Edison per share International refers to or basic attributable earnings per common share attributable to Edison International common shareholders. EPS by principal operating subsidiary is respectively, based on the and principal Edison operating International’s subsidiaries’ weighted net income average attributable outstanding to common the common shares. shareholders The impact of of each participating subsidiary, securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common reflected stock) for in each the principal results of operating the Edison subsidiary International is not holding material company, to each principal which we operating refer to as subsidiary’s EIX parent EPS company and is and therefore other. production EBITDA is defined tax credits as earnings from EMG’s before wind interest, projects income and excludes taxes, depreciation amounts from and gain amortization. on the sale Adjusted of assets, EBITDA loss on includes early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

The statistical average measures realized exclude energy unrealized price and average gains or realized losses recorded fuel cost as is operating a non-GAAP revenues performance and unrealized measure gains since or such losses recorded as fuel expenses. Management believes that the average realized energy price and average realized fuel cost is period more meaningful comparisons for or investors as compared as it reflects to real- time the impact market of prices. hedge contracts at the time of actual generation in period-over- A either reconciliation on the slide of Non where -GAAP the information information to appears GAAP or information, on another including slide referenced the impact in this of participating presentation. securities, is included

August 5, 2010 50 EDISON INTERNATIONAL®